SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                            IDS Global Series, Inc.
           _________________________________________________________
                (Name of Registrant as Specified In Its Charter)


           _________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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/ / Fee paid previously with preliminary materials

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________

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

                                      IDS INNOVATIONS FUND
                                   Principal Executive Office
                             901 Marquette Avenue South, Suite 2810
                                   Minneapolis, MN 55402-3268

--------------------------------------------------------------------------------
                           NOTICE OF REGULAR MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                                   To be held June 16 , 1999

The Fund will hold a shareholders' meeting at 3:00 p.m. on June 16, 1999, at the IDS Tower, 80 S. Eighth Street, Minneapolis, MN on the 50th floor. You were a shareholder on April 18, 1999 and should vote on each proposal. Please read the proxy statement. All Board members recommend that you vote FOR each proposal.

Please vote immediately, even if you plan to attend the meeting. Just follow the instructions on the enclosed proxy card.

                                                                  April 18, 1999

--------------------------------------------------------------------------------
                                        PROXY STATEMENT
--------------------------------------------------------------------------------

There are four sections to this proxy statement:

         Section                                                       Page

         A - Overview                                                  __

         B - Fund Proposals                                            __

         C - Proxy Voting and Shareholder Meeting Information          __

         D - Fund Information                                          __

Please be sure to read the proxy statement before you vote. This proxy statement was first mailed to shareholders the week of April 18, 1999.


--------------------------------------------------------------------------------
                                      SECTION A - OVERVIEW
--------------------------------------------------------------------------------

The Board of Directors (the "Board") of the Funds in the IDS MUTUAL FUND GROUP (the "Group") is asking you to vote on the following proposals. The proposals are described in detail in Section B.

--------------------------------------------------------------------------------
                                                  Proposal
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) Elect Board members
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(2) Ratify the selection of independent auditors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(3) Change the Fund name from "IDS" to "AXP"
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(4) Approve a new shareholder service and distribution plan
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(5) Change investment policies regarding:
     A: Borrowing from or lending money to other funds
     B: Senior securities
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(6) Transact other business
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SECTION B - FUND PROPOSALS
--------------------------------------------------------------------------------

                             PROPOSAL 1: ELECTION OF BOARD MEMBERS

Who Are the Nominees for the Board? Nominees are listed below. Each person is a nominee for each of the 47 funds within the Group. Each nominee was elected a member of the Board at the last shareholders' meeting except for Mr. Atwater, Mr. Carlson and Mr. Simpson.

Each Board member will serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the meeting following their 72nd birthday. This policy does not apply to Ms. Jones or Mr. Pearce who may serve until the end of the Board meeting following their 75th birthday.

All of the nominees have agreed to serve. If an unforeseen event prevents a nominee from serving, your votes will be cast for the election of a substitute selected by the Board. Information on each nominee follows. Election requires a vote by a majority of the Fund's shares voted at the meeting.

H. Brewster Atwater, Jr.   Board member since 1996            Born in 1931

Retired  chairman and chief executive  officer,  General Mills,  Inc.  Director:
Merck & Co., Inc. and Darden Restaurants, Inc. Committee assignments: Audit, Contracts, Investment Review

Arne H. Carlson*           Board member since 1999            Born in 1934

Chairman and Chief Executive Officer of the Funds. Governor of Minnesota, 1991 to 1999. Chair: Board Services Corporation (provides administrative services to boards). Committee assignments: Audit, Contracts, Executive, Investment Review, Nominating

Lynne V. Cheney            Board member since 1994            Born in 1941

Distinguished Fellow, American Enterprise Institute for Public Policy Research. Former Chair of National Endowment of the Humanities. Director: The Reader's Digest Association Inc., Lockheed-Martin and Union Pacific Resources. Committee assignments: Audit, Nominating

William H.  Dudley**       Board member since 1991            Born in 1932

Senior adviser to the chief executive officer of American Express Financial Corporation ("AEFC"). Committee assignment: Investment Review

David R. Hubers**          Board member since 1993            Born in 1943

President, chief executive officer and director of AEFC.

Heinz F. Hutter            Board member since 1994            Born in 1929

Retired president and chief operating officer, Cargill, Incorporated (commodity merchants and processors). Committee assignments: Executive, Investment Review

Anne P.  Jones             Board member since 1985            Born in 1935

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director: Motorola, Inc. (electronics), C-Cor Electronics, Inc. and Amnex, Inc. (communications). Committee assignments:
Audit, Contracts, Executive

William R.  Pearce         Board member since 1980            Born in 1927

RII Weyerhaeuser World Timberfund, L.P. (develops timber resources)-management committee. Retired vice chairman of the board, Cargill, Incorporated (commodity merchants and processors). Former chairman of Board Services Corporation. Committee assignments: Contracts, Investment Review, Nominating

Alan K. Simpson            Board member since 1997            Born in 1931

Director of The Institute of Politics, Harvard University. Former three-term United States Senator for Wyoming. Director: PacifiCorp (electric power) and Biogen (bio-pharmaceuticals). Committee assignments: Audit, Executive, Nominating

John R. Thomas**           Board member since 1987            Born in 1937

President of all Funds in the Group. Senior vice president of AEFC. Committee assignments: Audit, Executive, Investment Review, Nominating

C. Angus Wurtele           Board member since 1994            Born in 1934

Retired chairman of the board and chief executive officer, The Valspar Corporation (paints). Director: Valspar, Bemis Corporation (packaging) and General Mills, Inc. (consumer foods). Committee assignments: Contracts, Executive, Investment Review, Nominating

*Interested person by reason of being an officer of the Fund.
**Interested person by reason of being an officer, director, security holder and/or employee of AEFC or American Express Company ("American Express").

Does the Board Have Committees? The Board has several committees that facilitate the work of the Board. The Executive Committee has authority to act for the full Board between meetings. The Joint Audit Committee considers the scope of annual audits, reviews the results of those audits, receives reports from American Express Corporate Audit about the Fund's operations, and addresses areas of special concern. The Contracts Committee negotiates contracts under the full Board's direction and monitors the performance under those contracts. The Investment Review Committee addresses investment issues and receives reports on the structure and processes used by AEFC to make investment decisions and assure compliance with applicable requirements. The Nominating Committee makes recommendations about Board composition and compensation. Shareholders who want to suggest Board candidates should write to Nominating Committee, IDS MUTUAL FUND GROUP, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. Candidates must have a background that gives promise of making a significant contribution to furthering the interests of all shareholders.

During 1998, the Board met six times, Joint Audit three times, Contracts six times, Investment Review four times and Nominating three times. The Executive Committee did not meet during that period. Average attendance at the Board was 91% and no nominee attended less than 75% of the meetings.

How Much are Board Members Paid? The following table shows the total compensation received by each Board member from all of the Funds in the Group for the year ended Dec. 31, 1998. The Funds do not pay retirement benefits to Board members. No compensation was paid to Board members by the Fund. Board members do not own any shares of the Fund.

              Board Member Compensation from All IDS Funds*
       ----------------------------- --------------------------------------
                Nominee                    Aggregate Compensation
       ----------------------------- --------------------------------------
       ----------------------------- --------------------------------------
                Atwater                           $108,900
       ----------------------------- --------------------------------------
       ----------------------------- --------------------------------------
                Cheney                              95,400
       ----------------------------- --------------------------------------
       ----------------------------- --------------------------------------
                Hutter                             101,400
       ----------------------------- --------------------------------------
       ----------------------------- --------------------------------------
                 Jones                             111,400
       ----------------------------- --------------------------------------
       ----------------------------- --------------------------------------
                Simpson                             92,400
       ----------------------------- --------------------------------------
       ----------------------------- --------------------------------------
                Wurtele                             21,900
       ----------------------------- --------------------------------------
       *Directors affiliated with AEFC or Board Services Corporation, a company providing administrative services to the Funds, are not paid by the Funds.

Who are the Fund Officers? Besides Mr. Carlson and Mr. Thomas, the Fund's other officers are:

Leslie L. Ogg, born in 1938. Vice president and general counsel since 1978. President of Board Services Corporation.

Peter J. Anderson, born in 1942. Vice president-investments since 1995. Director and senior vice president-investments of AEFC.

Frederick C. Quirsfeld, born in 1947. Vice president-fixed income investments since 1998. Vice president-taxable mutual fund investments of AEFC.

John M. Knight, born in 1952. Treasurer since 1999. Vice president - Investment Accounting of AEFC.

Officers serve at the pleasure of the Board. Officers are paid by AEFC or Board Services Corporation. During the last fiscal year, no officer earned more than $60,000 from any Fund.

                         PROPOSAL 2: RATIFY OR REJECT THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS

KPMG Peat Marwick LLP is the independent auditor for the Fund. KPMG Peat Marwick has provided audit, tax and consulting services to the Fund for many years. It meets at least twice each year with the Fund's Joint Audit Committee. Based on that Committee's recommendation, the independent members of the Board selected KPMG Peat Marwick to provide these services again this year. A representative of KPMG Peat Marwick will be at the meeting to answer questions or make a statement. The independent members of the Board recommends that you vote to ratify their action. This requires an affirmative vote by a majority of the shares voting at the meeting. If the selection is not ratified, the independent members will decide what further action must be taken.

PROPOSAL 3: APPROVE OR REJECT AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO
                           CHANGE THE NAME OF THE FUND

Why Should the Name of the Fund be Changed? Historically the name of the Fund has reflected the name of the investment manager. For many years, the Fund name has been IDS. In 1995, the investment manager changed its name from IDS Financial Corporation to American Express Financial Corporation to reflect that it is wholly owned by American Express and because American Express has high name recognition and a strong reputation for quality. This is the first shareholder meeting since AEFC changed its name and the first opportunity for shareholders to consider this name change. Consistent with a common industry practice, AEFC recommends that the Fund use AXP, an abbreviated form of the investment manager's name. The family of funds will be referred to as the American Express Funds.

What Steps are Required? Shareholders will vote to change the name of the legal entity and the Board will change the name of the underlying series of shares. The change will be to replace "IDS" with "AXP" in the name of the Fund.

What Does the Board Recommend and How Many Votes are Needed? The Board recommends that you vote to approve the necessary amendments to the Articles of Incorporation to change the name of the Fund. The name change requires the approval of a majority of the Fund's shares voted at the meeting. The change will be effective when the amendments are filed with the appropriate state office. This filing is expected to occur shortly after the shareholder meeting.

                                 PROPOSAL 4: APPROVE OR REJECT
                          A SHAREHOLDER SERVICE AND DISTRIBUTION PLAN

American Express Financial Advisors Inc. ("AEFA") is the distributor for the Fund. The Fund currently pays AEFA for providing ongoing services to shareholders but AEFA legally may not use any of this money to pay for distribution costs. AEFA met with the Board on several occasions to discuss changes in the financial services industry. It recommends that the Fund pay some of its distribution costs in addition to paying for ongoing shareholder services. A Fund is permitted to pay distribution costs by Securities and Exchange Commission ("SEC") Rule 12b-1.

In support of its recommendation, AEFA made the following observations:
o    growth of the Fund's assets is crucial to long term success
o the industry has evolved over the years toward a fee-based means of compensating financial advisors and other financial intermediaries
o the Fund's current pricing structure leaves it at a competitive disadvantage to other funds that generally have distribution/shareholder service fees of 0.25% or more
o while AEFA has been very successful selling shares through its financial advisors and institutional retirement plans, in order to gain market share the Fund must be sold in other ways as well

In light of these observations, AEFA recommended:

A. That Class A shareholders convert the existing Shareholder Service Agreement to a distribution plan (also known as a 12b-1 plan) and increase the fee from 0.175% to 0.25% of average daily net assets. Because Class B shares convert to Class A shares in the ninth year of ownership, Class B shareholders also will vote on the Class A distribution plan. For Class B shareholders, a vote in favor of this proposal is a vote in favor of both the Class A and Class B plans.

B. That Class B shareholders convert the existing Shareholder Service Agreement to the distribution plan. In combination with the existing distribution plan of 0.75%, this will increase the combined fee from 0.925% to 1.0% of average daily net assets. Since Class B investors do not pay a sales load at the time shares are purchased, AEFA must use its own money to pay for distribution costs. AEFA uses the fees paid under the existing distribution plan to recover its distribution costs over several years. Class B shares convert to Class A shares in the ninth year of ownership.

Shareholder Service. Services provided under the existing Shareholder Service Agreement are intended to help shareholders thoughtfully consider their investment goals and monitor the progress they are making in achieving those goals. Shareholder service-related activities include, among other things, ongoing interactions between financial advisors and shareholders, shareholder communications and shareholder seminars.

Distribution Plan. Under the distribution plan, AEFA will distribute Fund shares and service shareholder accounts either directly through its financial advisors or through broker-dealers and other financial intermediaries. AEFA will use distribution plan fees to pay for distribution activities. Distribution activities are primarily intended to result in sales of Fund shares and include advertising, compensation and expenses of financial advisors or other sales and marketing personnel, printing and mailing of prospectuses to prospective investors, and printing and mailing of sales literature. In addition, AEFA will provide the shareholder services described in the previous paragraph.

How Will the Proposed Change Affect Fund Expenses? Fees and expenses the Fund actually paid as well as fees and expenses the Fund would have paid if the proposed Plan had been in effect for the last fiscal year are shown in Section D.

The Proposed Distribution Plan. Under the proposed plan, the Fund will pay AEFA each month for distribution and shareholder servicing activities. AEFA will pay financial advisors, broker-dealers and other financial intermediaries who provide distribution or shareholder services to the Fund's shareholders. AEFA will provide the Board with quarterly reports specifying how the money was spent.

What Factors Did the Board Consider? In considering the adoption of the distribution plan, the Board considered the potential costs and benefits of the plan, including:

o    the increase in expenses
o the competitive situation in the industry involving the adoption of distribution plans by an increasing number of funds
o AEFA's need to compensate financial advisors, broker-dealers and other financial intermediaries for distribution and service-related activities at competitive levels to assure the scope and quality of services expected by shareholders
o the impact on investment management of positive cash flow and increased asset size

The Board also recognized and considered that possible benefits may be realized by AEFC as a result of the adoption of the plan. If Fund assets grow more rapidly as a result of the implementation of the plan, the investment management and administrative services fees payable to AEFC by the Fund (which are calculated as a percent of net assets) will increase.

The Board reviewed the Fund's expense ratios, the level to which the expense ratios will increase as a result of adopting the plan, the relationship of the fee to the overall expense ratio of the Fund and how the overall expense ratio compares to expense ratios of comparable funds with which the Fund competes. The Board concluded that the proposed plan and fees are consistent with those in the industry.

If approved, the plan will continue in effect for one year from the date of approval, and then from year to year so long as it is approved by a majority of the Board, including a majority of the independent members. The plan may be terminated at any time by the Board or the shareholders and will terminate automatically if it is assigned. The plan may not be amended to materially increase the amount of the fee unless the change is approved by the shareholders.

What Does the Board Recommend and How Many Votes are Needed? The Board recommends that shareholders approve the proposed plan. The Plan must be approved by the lesser of (a) a majority of the Fund's outstanding shares or (b) 67% of the shares voted at the meeting, so long as more than 50% of the shares actually vote. If the proposed plan is not approved, the Fund will continue to operate under its current arrangements.

       PROPOSAL 5: APPROVE OR REJECT CHANGES IN INVESTMENT POLICIES

The Fund has some investment policies that are fundamental. This means the policies can be changed only with the approval of shareholders. A few of these policies are no longer required to be fundamental, some need changes and others are no longer required at all. The Board recommends making the following changes to the Fund's fundamental investment policies:

A. Change the Policy so that the Fund may Borrow from or Lend Money to Other Funds Advised by AEFC. If approved by shareholders, the Fund and all other Funds advised by AEFC or its affiliates intend to file a request for an exemptive order with the SEC that will permit them to participate in a borrowing and lending program. The Fund's existing policies do not allow these arrangements. If shareholders approve this proposal, the Board will adopt a new investment policy so that the Fund may borrow from and lend money to the other Funds.

         o Why Would the Fund Want to Borrow or Lend Money? Normally, the Fund has enough cash on hand to satisfy all requests from shareholders who want to sell shares. However, sometimes the Fund may be short on cash while waiting for security trades to settle (typically a three business-day process). The Fund has a bank line of credit to meet such an unusual event but it may be less costly to borrow from another Fund. It also benefits the Fund to lend money to an associated Fund on a short-term basis if it has cash available. The only circumstance under which the Fund would borrow or lend money is short-term cash needs to meet redemption requests.

B. Modify the Policy Prohibiting Issuance of Senior Securities. The Fund has a fundamental policy that prohibits it from issuing any senior security. The Board recommends that shareholders vote to replace the current policy with the following limitation: "The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940." The purpose of this change is to develop a standardized policy for all Funds in the Group. Generally a senior security is an obligation of the Fund that takes priority over the claims of the Fund's shareholders. The law prohibits the Fund from issuing most types of senior securities, but permits doing so if certain conditions are met. For example, the Fund may enter into a transaction that obligates it to pay money at a future date if cash is set aside to cover the obligation. This type of transaction may be considered a senior security. It is desirable in this situation for the Group to have a standardized policy, and the revised policy will not change the way the Fund's assets are invested.

--------------------------------------------------------------------------------
                                  SECTION C - PROXY VOTING AND
--------------------------------------------------------------------------------
                                SHAREHOLDER MEETING INFORMATION

This section includes information about proxy voting and the shareholder meetings.

Voting. Each share is entitled to one vote. For those of you who cannot come to the meeting, the Board is asking permission to vote for you. The shares will be voted as you instruct either by mail, telephone or internet. Signed proxy cards returned without instructions will be voted in favor of all proposals.

Shares issued by the Fund vote together with shares of other Funds issued by the same corporation on the election of board members, ratification of independent auditors and the change of name. Shares vote by Fund on the changes of fundamental investment policies. Shares vote by class on the distribution plan. All votes count toward a quorum regardless of how they are voted (For, Against or Abstain). Abstentions are treated as a vote against a proposal. Broker non-votes (shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote) will be counted toward a quorum. In determining whether a proposal received the affirmative vote of 67% of the shares voted at the meeting, broker non-votes will be disregarded in the calculation. In determining whether a proposal received the affirmative vote of 50% of the outstanding shares, broker non-votes will be treated as a vote against the proposal.

In voting for Board members, you may vote all of your shares cumulatively. This means that you have the right to give each nominee an equal number of votes or divide the votes among the nominees as you wish. You have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected. If you elect to withhold authority for any individual nominee or nominees, you may do so by marking the box labeled "Exception," and by striking the name of any excepted nominee, as is further explained on the card itself. If you do withhold authority, the proxies will not vote shares equivalent to the proportionate number applicable to the names for which authority is withheld.

Master/Feeder Funds. The Fund is part of a master/feeder structure. A feeder fund seeks its investment objectives by investing its assets in a master fund with the same policies. The master fund invests in and manages the securities. Proposal 5 affects the master fund. The Fund, as a shareholder of the master fund, will vote for or against the proposal in proportion to the vote received from its shareholders.

Revoking Your Proxy. If your plans change and you can attend the meeting, simply inform the Secretary at the meeting that you will be voting your shares in person. Also, if you change your mind after you vote, you may change your vote or revoke it by mail, telephone or internet.

Solicitation of Proxies. The Board is asking for your vote as promptly as possible. The Fund will pay the expenses for the proxy material and the postage. Supplementary solicitations may be made by mail, telephone, electronic means or personal contact by financial advisors. The expenses of supplementary solicitation will be paid by the Fund and AEFC.

Shareholder Proposals. No proposals were received from shareholders. The Fund does not hold regular meetings of shareholders on an annual basis. Therefore, no anticipated date of the next regular meeting can be provided. If you have a proposal you believe should be presented to all shareholders, send the proposal to the Chairman. The proposal will be considered at a meeting of the Board as soon as practicable.

Other Business. The Board does not know at this time of any other business to come before the meetings. If something does come up, the proxies will use their best judgment to vote for you on the matter.

Adjournment. In the event that not enough votes in favor of any of the proposals are received by the time scheduled for the meeting, the persons named as proxies may move for one or more adjournments of the meeting for a period of not more than 60 days in the aggregate to allow further solicitation of shareholders on the proposals. Any adjournment requires the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of adjournment those shares they are entitled to vote that have voted in favor of the proposals. They will vote against any adjournment those shares that have voted against any of the proposals. The Fund will pay the costs of any additional solicitation and of any adjourned meeting.

Annual Report. The latest annual report was previously mailed to you. If you would like another copy of the annual report and any subsequent semi-annual report, without charge, please write Bob Severson at American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534 or call 1-800-862-7919.

--------------------------------------------------------------------------------
                                  SECTION D - FUND INFORMATION
--------------------------------------------------------------------------------

This section contains additional information about your Fund and its adviser.

The Fund's Adviser and Distributor. AEFC is the adviser for the Fund. AEFA, a wholly-owned subsidiary of AEFC, is the distributor for the Fund. The address for AEFC and AEFA is IDS Tower 10, Minneapolis, MN 55440-0010. AEFC is a wholly-owned subsidiary of American Express, World Financial Center, New York, NY 10285.

                         Table D-1. Actual and Pro Forma Fund Expenses
                 (for the last fiscal year as a % of average daily net assets)
-----------------------------------------------------------------------------------------------------------------
                                                                                               Total Fund
Annual Operating Expenses       Management                             Other Expenses*     Operating Expenses
                                Agreement           Distribution
-----------------------------------------------------------------------------------------------------------------
----------------------------- ------------------- --------------------- ------------------- ---------------------
                              Pro                 Pro                   Pro                 Pro
                              Actual   Forma      Actual     Forma      Actual  Forma       Actual      Forma
----------------------------- ------------------- --------------------- ------------------- ---------------------
Class A                       0.72%   0.72%       0.00%       0.25%     0.91%    0.74%      1.63%       1.71%
----------------------------- ------------------- --------------------- ------------------- ----------------------
Class B                       0.72    0.72        0.75        1.00      0.91     0.74       2.38        2.46
----------------------------- ------------------- --------------------- ------------------- ----------------------
Class Y                       0.72    0.72        0.00        0.00      0.91     0.91       1.63        1.63
----------------------------- ------------------- --------------------- ------------------- ----------------------

*Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Pro forma numbers reflect a $4 per account increase in the transfer agency fee for Class A effective Feb. 1, 1999 and a $2 per account increase for Class Y effective April 1, 1999.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost investing in other mutual funds. Assume you invest $10,000 and the Fund earns a 5% return. The operating expenses remain the same each year. The following table shows your costs under the current arrangements and your costs if the proposed Plan had been in effect:

----------------------- ------------------- ----------------------- ---------------------- -----------------------
                            1 year                3 years                5 years                10 years
----------------------- ------------------- ----------------------- ---------------------- -----------------------
----------------------- ------------------- ----------------------- ---------------------- -----------------------
                                                                                   Pro
                        Pro                 Pro                     Actual  Forma          Pro
                        Actual   Forma      Actual    Forma                                Actual    Forma
----------------------- ------------------- ----------------------- ---------------------- -----------------------
Class A                 $657     $665          $989    $1,012        $1,343   $1,383        $2,341    $2,423
----------------------- ------------------- ----------------------- ---------------------- -----------------------
Class B                  741      749         1,143     1,167         1,471    1,511         2,534     2,615
----------------------- ------------------- ----------------------- ---------------------- -----------------------
Class Y                  166      166           514       514           888      888         1,938     1,938
----------------------- ------------------- ----------------------- ---------------------- -----------------------

                               Table D-2. Fund Size And 5% Owners
                                      as of Jan. 31, 1999
--------------- ------------------------ ------------------------------ ------------------------------------------
                      Net Assets              Outstanding Shares                        5% Owners
--------------- ------------------------ ------------------------------ ------------------------------------------
--------------- ------------------------ ------------------------------ ------------------------------------------
Class A               $5,679,560                    660,000                                 *
--------------- ------------------------ ------------------------------ ------------------------------------------
--------------- ------------------------ ------------------------------ ------------------------------------------
Class B                 169,282                     20,000                                  *
--------------- ------------------------ ------------------------------ ------------------------------------------
--------------- ------------------------ ------------------------------ ------------------------------------------
Class Y                 172,099                     20,000                                  *
--------------- ------------------------ ------------------------------ ------------------------------------------
*AEFC owns 100% of the shares of each class.

                                     Table D-3. Plan Fees*
                                   (for the last fiscal year)
------------------------------------------------------ -----------------------------------------------------------
                                                                               Class B
------------------------------------------------------ -----------------------------------------------------------
------------------------------------------------------ -----------------------------------------------------------
Aggregate Fee (in dollars)                                                      $844
------------------------------------------------------ -----------------------------------------------------------
------------------------------------------------------ -----------------------------------------------------------
Aggregate Fee  (as a % of average net assets)                                   0.75%
------------------------------------------------------ -----------------------------------------------------------

* Class A did not pay any fees for shareholder service. Class B paid fees under a distribution plan.

                              Table D-4. Board Member Information

This section shows the total number of shares of all the Funds owned by the Board members as of , 1999. None of the Board members own any of the outstanding shares of the outstanding shares of the Fund.

Atwater: All IDS Funds -         shares;             Fund -         shares.

Carlson: All IDS Funds -         shares;             Fund -         shares.

Cheney: All IDS Funds -         shares;             Fund -         shares.

Dudley: All IDS Funds -         shares;             Fund -         shares.

Hubers: All IDS Funds -         shares;             Fund -         shares.

Hutter: All IDS Funds -         shares;             Fund -         shares.

Jones: All IDS Funds -         shares;             Fund -         shares.

Pearce: All IDS Funds -         shares;             Fund -         shares.

Simpson: All IDS Funds -         shares;             Fund -         shares.

Thomas: All IDS Funds -         shares;             Fund -         shares.

Wurtele: All IDS Funds -         shares;             Fund -         shares.

Bracketed amounts represent shares owned by family members in which the nominee disclaims ownership, control or voting power.

                                                                     PROXY CARD
IDS INNOVATIONS FUND
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Arne H. Carlson, Leslie L. Ogg, and William R. Pearce, or any of them, as proxies, with full power of substitutions, to represent and to vote all of the shares of the undersigned at the regular meeting to be held on June 16, 1999, and any adjournment thereof.

TO HAVE YOUR VOTE COUNTED, YOU MUST SIGN, DATE AND RETURN THIS PROXY. IT WILL BE VOTED AS MARKED, OR IF NOT MARKED, WILL BE VOTED "FOR" EACH PROPOSAL.

                                                  THE BOARD RECOMMENDS A VOTE
                                                       "FOR" ALL PROPOSALS.


                                                 ___________________________
                                                           Signature(s)

                                                 Date ___________________, 1999

1.  Election of Board Members.                                         FOR ALL    WITHHOLD       EXCEPTION
(01) H. Brewster Atwater, Jr. (02) Arne H. Carlson (03)                              ALL
Lynne V. Cheney (04) William H. Dudley (05) David R.
Hubers (06) Heinz F. Hutter (07)Anne P. Jones (08)
William R. Pearce (09) Alan K. Simpson (10) John R.
Thomas (11) C. Angus Wurtele
To withhold authority to vote for any individual nominee,
mark the "EXCEPTION" box and print the nominee's name
on this line.___________________________________

2.  Ratify the selection of independent auditors                         FOR         AGAINST          ABSTAIN

3.  Change the Fund name from "IDS" to "AXP"                             FOR         AGAINST          ABSTAIN

4.  Approve a new shareholder service and distribution plan              FOR         AGAINST          ABSTAIN

5.  Changes to investment policies                                       FOR         AGAINST          ABSTAIN
(5a) Borrow or lend to other funds
(5c) Senior securities

If you do not wish to approve a particular investment policy change, applicable to your Fund, write the number of the sub=proposal on the line below.

__________________________________________